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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 2, 1999

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                       LANDRY'S SEAFOOD RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   DELAWARE                        000-22150                    74-0405386
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  (STATE OF                       (COMMISSION                  (IRS EMPLOYEE
INCORPORATION)                   FILE NUMBER)               IDENTIFICATION NO.)

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                              1400 POST OAK BLVD.
                                  SUITE 1010
                             HOUSTON, TEXAS  77056
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                (713) 850-1010

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ITEM 5.  OTHER EVENTS.

     On March 2, 1999, Landry's Seafood Restaurants, Inc. ("Landry's" or the "Company") announced that it signed a definitive Agreement and Plan of Merger (the "Merger Agreement") by and among Landry's, Consolidated Restaurant Companies, Inc. ("CRC"), Landry's Acquiror Subsidiary, Inc. ("Acquiror"), and the John R. Cracken Premarital Trust (the "Cracken Trust"), The Katemcy
Trust (the "Katemcy Trust"), E. Gene Street ("Street") and Stephen P. Hartnett ("Hartnett" and collectively with the Cracken Trust, the Katemcy Trust and Street the "CRC Stockholders") providing for the merger of Acquiror with and into CRC (the "Merger").

     In connection with entering into the Merger Agreement, Landry's had proposed entering into certain related transactions including a proposed Standstill Agreement applicable to the CRC Stockholders with respect to certain prohibited actions regarding Landry's following the Merger and their receipt of equity of Landry's pursuant thereto; a Registration Rights Agreement providing certain registration rights to the CRC Stockholders with respect to their shares of Landry's common and preferred stock proposed to be issued to them in the Merger; Employment Agreements with certain principals of CRC regarding proposed positions with Landry's following the Merger; Non-Competition Agreements with Messrs. Fertitta, Schunthal and West, the Chief Executive Officer, Vice President and General Counsel, and Vice President and Chief Financial Officer, respectively of Landry's in connection with their proposed termination of certain positions with Landry's following the Merger; an Asset Purchase Agreement relating to the proposed purchase from Landry's of certain assets located primarily in Houston, Kemah and Galveston, Texas by Tilman J. Fertitta, Chairman of the Board, President and Chief Executive Officer of Landry's; and a Redemption Agreement relating to Landry's proposed purchase of certain of its shares of common stock owned by an affiliate of Mr. Fertitta's (collectively the "Transactions"). Landry's established a special committee of independent Directors of the Board of Directors (the "Special Committee") to review and determine whether the Merger and the Transactions were fair and in the best interests of the stockholders of Landry's. Such Special Committee retained independent counsel, an independent financial advisor and an independent compensation consultant to advise the Special Committee with respect to the Merger and the Transactions. Based on its analyses as well as, among other things, the opinions and reports of its financial advisors and compensation consultants that the Merger and the Transactions were fair to the stockholders of Landry's from a financial point of view, the Special Committee determined that the Merger Agreement and the related Transactions were fair to, and in the best interest of, the Landry's stockholders.

     As a result, the Special Committee recommended the Merger and the Transactions to the full Board of Directors of Landry's. The Board of Directors, based upon, among other things, the recommendation of the Special Committee and the receipt of an opinion by its financial advisor that the Merger was fair to Landry's and its stockholders from a financial point of view, approved the Merger Agreement and the Transactions.

     Subsequent to entering into the Merger Agreement, the reaction of the market and Landry's stockholders caused each of the parties to reconsider the proposed business combination. On March 7, 1999, the Special Committee and the full Board of Directors determined that it was in the best interests of Landry's and its stockholders not to proceed with the Merger and the Transactions, and approved the execution of termination agreements pursuant to which, among other things, the Merger Agreement and all related agreements and the Transactions would be terminated.

     The termination agreement relating to the merger (the "Termination Agreement") provides, among other things, for (i) the termination of the Merger Agreement and the related agreements as well as the termination and abandonment of the Merger and the related Transactions; (ii) the reimbursement by Landry's of $550,000 of CRC's reasonable expenses incurred in connection with CRC having negotiated, entered into and terminated the Merger Agreement, the related agreements and the Transactions, (iii) the payment by Landry's to CRC of a termination fee of $6,450,000 in the event that, within nine months of the date of the Termination Agreement, Landry's or any of its subsidiaries (x) entered into or is subject to a tender or exchange offer, merger, consolidation or other business combination in which a person or entity other than CRC acquires 20% or more Landry's as a result of such transaction; (y) sells all or substantially all of Landry's assets in a single transaction or in a series of related transactions; or (z) as a result of such transaction or related transactions 10% or more of Landry's capital stock is sold and there is a "Management Change" such that any person who is an officer, director or affiliate of the recipient of the Landry's capital stock became Chairman of the Board, Chief Executive Officer, Chief Operating Officer or President of Landry's or persons related to the recipient holds two seats on the Board of Directors of Landry's or a majority of Landry's Board prior to the transaction ceases to be a majority;
(iv) the release by Landry's of claims against CRC and the release by CRC of claims against Landry's, in each case arising out of the Merger Agreement, the related agreements and the Transactions through the date of the Termination Agreement; (v) the indemnification of CRC by Landry's and the indemnification of Landry's by CRC, in each case for damages arising in connection with the Merger Agreement, the related agreements and the Transactions or a breach by the other party of any representation or warranty made by such other party in the Termination Agreement; and (vi) the termination of the standstill provisions applicable to CRC with respect to Landry's set forth in a Confidentiality Agreement entered into by Landry's and CRC prior to the date of the Merger Agreement.

     The foregoing is a summary of certain provisions of the Termination Agreement. Such summary is not complete and is qualified in its entirety by reference to the Termination Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

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    On March 2, 1999, Landry's issued a press release describing the original transaction and on March 8, 1999 Landry's issued further press releases announcing the termination of the Merger Agreement. As of March 8, 1999 there were no further discussions among the parties and none were expected to be held.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits


10.1 Termination Agreement by and among CRC, Landry's, Acquiror, the Cracken Trust, the Katemcy Trust, Street, and Hartnett

10.2  Press Release dated March 2, 1999.

10.3  Press Release dated March 8, 1999.

10.4  Press Release dated March 8, 1999.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LANDRY'S SEAFOOD RESTAURANTS, INC.
                              (Registrant)


                              By: /s/ Tilman J. Fertitta
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                                  Tilman J. Fertitta,
Dated:  March 8, 1999             President and Chief Executive Officer

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